SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

Oil-Dri Corporation of America
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

OIL-DRI CORPORATION OF AMERICA

SUPPLEMENT TO PROXY STATEMENT DATED OCTOBER 31, 2007

     This supplement corrects a calculation error in the Nonqualified Deferred Compensation Table that appears on page 34 of Oil-Dri Corporation of America’s definitive proxy statement, dated October 31, 2007. In the original table, the balances for Andrew N. Peterson, Thomas F. Cofsky, Charles P. Brissman and Brian K. Bancroft in the column “Aggregate Balance at Last Fiscal Year End” (the furthest right column of the table) incorrectly did not include the balances for those named executive officers from the column “Registrant Contributions in Last Fiscal Year” (the fourth column from the right of the table). In addition, Footnote 2 of the original table did not make clear that the balances in the column “Registrant Contributions in Last Fiscal Year” do not vest until July 31, 2010. The corrected table, together with its introductory sentence and footnotes, is set forth below:

     The following table shows contributions, earnings and balances in our deferred compensation plans for the named executive officers for fiscal 2007.

	Executive	Registrant	Aggregate
	Contributions	Contributions	Earnings in		Aggregate
	in Last Fiscal	in Last Fiscal	Last Fiscal	Aggregate	Balance at
	Year	Year	Year	Withdrawals/	Last Fiscal
	($)	($)	($)	Distributions	Year End
Name	(1)	(2)	(3)	($)	($)
Daniel S. Jaffee	$81,063	--	$18,923	--	$372,324
Andrew N. Peterson	--	$48,802	--	--	$48,802
Thomas F. Cofsky	$40,000	$55,868	$18,157	--	$365,170
Charles P. Brissman	--	$41,236	--	--	$41,236
Brian K. Bancroft	--	$38,918	--	--	$38,918

(1) The amounts in this column are voluntary deductions from salary and cash incentive award by the named executive officers.

(2) The Company makes no contribution to the executive deferred compensation plan. The Company’s contributions to the deferred compensation accounts of the named executive officers are made under the provisions of our annual incentive plan. The contributions do not vest until July 31, 2010.

(3) The amounts shown are the earnings on the executive officer’s account. We credit the account under the terms of the plans with a return equal to Oil-Dri’s long term cost of borrowing plus one percent. The amounts shown include the following amounts reported as compensation to such named executive officer in the Summary Compensation Table above: Daniel S. Jaffee $1,416 and Thomas F. Cofsky $1,596.